Quarterly Report
March 31, 2020
MFS®  Utilities Series
MFS® Variable Insurance Trust

Portfolio of Investments
3/31/20 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 94.5%
Cable TV – 4.0%
Charter Communications, Inc., “A” (a)	43,374	$18,924,510
Comcast Corp., “A”	449,227	15,444,424
NOS, SGPS S.A.	1,904,134	6,386,988
		$40,755,922
Natural Gas - Distribution – 5.1%
China Resources Gas Group Ltd.	2,136,000	$10,723,246
NiSource, Inc.	600,059	14,983,473
Sempra Energy	230,586	26,053,912
		$51,760,631
Natural Gas - Pipeline – 5.8%
Cheniere Energy, Inc. (a)	507,163	$16,989,960
Enterprise Products Partners LP	1,355,777	19,387,611
EQM Midstream Partners LP	383,962	4,530,752
Equitrans Midstream Corp.	394,386	1,983,761
Plains All American Pipeline LP	1,400,235	7,393,241
TC Energy Corp.	210,524	9,357,121
		$59,642,446
Telecommunications - Wireless – 6.9%
Advanced Info Service Public Co. Ltd.	1,567,700	$9,601,819
American Tower Corp., REIT	50,102	10,909,711
Cellnex Telecom S.A.	282,252	12,847,163
KDDI Corp.	356,700	10,543,366
Mobile TeleSystems PJSC, ADR	596,498	4,533,385
Rogers Communications, Inc., “B”	270,434	11,287,780
Tele2 AB, “B”	788,606	10,597,453
		$70,320,677
Telephone Services – 2.4%
Hellenic Telecommunications Organization S.A.	546,384	$6,616,621
Koninklijke KPN N.V.	196,277	469,480
Telesites S.A.B. de C.V. (a)	4,987,500	3,210,417
TELUS Corp.	931,808	14,732,273
		$25,028,791
Utilities - Electric Power – 70.3%
AES Corp.	1,098,968	$14,945,965
ALLETE, Inc.	25,216	1,530,107
Alliant Energy Corp.	132,727	6,409,387
AltaGas Ltd.	1,424,146	12,902,623
American Electric Power Co., Inc.	342,031	27,355,639
CenterPoint Energy, Inc.	1,002,841	15,493,893
Clearway Energy, Inc., “A”	201,090	3,452,715
CLP Holdings Ltd.	692,000	6,360,620
Dominion Energy, Inc.	710,764	51,310,053
DTE Energy Co.	157,812	14,987,406
Duke Energy Corp.	466,797	37,754,541
Edison International	467,688	25,624,626
EDP Renovaveis S.A.	4,912,695	59,491,929
Emera, Inc.	313,901	12,379,383
Enel S.p.A.	4,677,239	32,555,549
Energias de Portugal S.A.	3,328,121	13,373,188
Entergy Corp.	357,305	33,575,951
Equatorial Energia S.A.	1,078,200	3,652,031

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Evergy, Inc.	405,514	$22,323,546
Exelon Corp.	1,351,602	49,752,472
FirstEnergy Corp.	979,795	39,260,386
Iberdrola S.A.	2,695,305	26,613,434
National Grid PLC	1,672,909	19,607,324
Neoenergia S.A.	854,400	2,826,569
NextEra Energy Partners LP	295,910	12,724,130
NextEra Energy, Inc.	332,430	79,989,310
NRG Energy, Inc.	271,482	7,400,599
NTPC Ltd.	1,685,707	1,859,238
Pinnacle West Capital Corp.	21,099	1,599,093
Public Service Enterprise Group, Inc.	582,245	26,148,623
RWE AG	609,985	16,328,625
SSE PLC	1,050,864	16,959,990
Vistra Energy Corp.	1,425,500	22,750,980
		$719,299,925
Total Common Stocks		$966,808,392
Convertible Preferred Stocks – 2.8%
Natural Gas - Distribution – 1.2%
Sempra Energy, 6%	64,703	$5,986,322
Sempra Energy, 6.75%	64,868	6,093,051
		$12,079,373
Utilities - Electric Power – 1.6%
American Electric Power Co., Inc., 6.125%	21,150	$1,020,488
CenterPoint Energy, Inc., 7%	244,233	7,033,910
Dominion Energy, Inc., 7.25%	88,614	8,153,374
		$16,207,772
Total Convertible Preferred Stocks		$28,287,145
Preferred Stocks – 0.5%
Utilities - Electric Power – 0.5%
DTE Energy Co., 6.25%	64,150	$2,415,889
NextEra Energy, Inc., 5.279%	64,000	2,821,760
		$5,237,649
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 1.28% (v)	8,426,283	$8,427,968

Other Assets, Less Liabilities – 1.4%		14,363,499
Net Assets – 100.0%		$1,023,124,653
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,427,968 and $1,000,333,186, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments (unaudited) – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
SEK	Swedish Krona
Derivative Contracts at 3/31/20
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	13,748,831	USD	9,529,232	BNP Paribas S.A.	5/22/2020	$245,371
CAD	1,572,720	USD	1,108,502	Morgan Stanley Capital Services, Inc.	5/22/2020	9,609
CAD	3,180,492	USD	2,192,218	State Street Bank Corp.	5/22/2020	68,923
EUR	2,975,732	USD	3,249,412	BNP Paribas S.A.	5/22/2020	38,858
EUR	804,153	USD	877,773	Citibank N.A.	5/20/2020	10,771
EUR	522,700	USD	569,502	Citibank N.A.	5/22/2020	8,096
GBP	1,523,181	USD	1,789,450	BNP Paribas S.A.	5/22/2020	104,348
GBP	1,372,318	USD	1,584,945	Brown Brothers Harriman	5/22/2020	121,282
GBP	2,116,000	USD	2,438,675	Deutsche Bank AG	5/22/2020	192,185
GBP	1,852,000	USD	2,278,553	Morgan Stanley Capital Services, Inc.	5/22/2020	24,071
SEK	3,842,000	USD	372,542	Morgan Stanley Capital Services, Inc.	5/22/2020	16,262
USD	62,923,254	CAD	83,709,637	Citibank N.A.	5/22/2020	3,410,667
USD	31,060,641	GBP	24,021,594	Merrill Lynch International	5/22/2020	1,194,167
USD	7,221,275	SEK	70,040,587	Goldman Sachs International	5/22/2020	133,294
						$5,577,904
Liability Derivatives
CAD	5,117,000	USD	3,679,062	BNP Paribas S.A.	5/22/2020	$(41,178)
CAD	5,044,000	USD	3,632,754	Goldman Sachs International	5/22/2020	(46,769)
CAD	2,696,000	USD	1,949,555	JPMorgan Chase Bank N.A.	5/22/2020	(32,858)
CAD	5,060,040	USD	3,629,784	Morgan Stanley Capital Services, Inc.	5/22/2020	(32,396)
CAD	945,928	USD	676,028	State Street Bank Corp.	5/22/2020	(3,530)
EUR	6,325,061	USD	7,035,326	BNP Paribas S.A.	5/22/2020	(45,952)
EUR	9,830,000	USD	10,977,717	JPMorgan Chase Bank N.A.	5/22/2020	(115,284)
EUR	3,449,000	USD	3,886,563	Morgan Stanley Capital Services, Inc.	5/22/2020	(75,319)
EUR	1,618,558	USD	1,807,383	State Street Bank Corp.	5/22/2020	(18,831)
SEK	7,998,000	USD	819,135	Morgan Stanley Capital Services, Inc.	5/22/2020	(9,752)
USD	5,847,398	EUR	5,349,225	BNP Paribas S.A.	5/22/2020	(63,649)
USD	620,799	EUR	562,441	Citibank N.A.	5/22/2020	(715)
USD	64,021,203	EUR	58,647,884	Deutsche Bank AG	5/18/2020	(776,362)
USD	51,580,404	EUR	47,170,526	Deutsche Bank AG	5/22/2020	(544,383)
USD	11,810,432	EUR	10,798,455	JPMorgan Chase Bank N.A.	5/22/2020	(122,171)
USD	452,797	EUR	413,947	Merrill Lynch International	5/22/2020	(4,626)
						$(1,933,775)
At March 31, 2020, the fund had cash collateral of $3,825,000 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
3/31/20 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of March 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$664,515,571	$—	$—	$664,515,571
Portugal	59,491,929	19,760,176	—	79,252,105
Canada	60,659,180	—	—	60,659,180
Spain	—	39,460,597	—	39,460,597
United Kingdom	—	36,567,314	—	36,567,314
Italy	—	32,555,549	—	32,555,549
Germany	—	16,328,625	—	16,328,625
China	—	10,723,246	—	10,723,246
Sweden	—	10,597,453	—	10,597,453
Other Countries	20,839,023	28,834,523	—	49,673,546
Mutual Funds	8,427,968	—	—	8,427,968
Total	$813,933,671	$194,827,483	$—	$1,008,761,154
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$5,577,904	$—	$5,577,904
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,933,775)	—	(1,933,775)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$13,336,599	$46,141,469	$51,053,845	$3,096	$649	$8,427,968
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$49,491	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of March 31, 2020, are as follows:
United States	67.2%
Portugal	7.7%
Canada	5.9%
Spain	3.9%
United Kingdom	3.6%
Italy	3.2%
Germany	1.6%
China	1.0%
Sweden	1.0%
Other Countries	4.9%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Supplemental Information (unaudited) – continued
(4) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.